      Exhibit 99.2

LETTER OF TRANSMITTAL

for
Offer to Exchange its new issue of
€500,000,000 6.25% Senior Notes Due 2008,
Which Have Been Registered under the Securities Act of 1933
for Any and All Unregistered and Outstanding
€500,000,000 6.25% Senior Notes Due 2008,
Pursuant to the Prospectus dated                         , 2003 by

VIVENDI UNIVERSAL S.A.

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., LONDON TIME

(12:00 P.M., NEW YORK CITY TIME), ON                     , 2003, UNLESS EXTENDED
(THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN AT ANY TIME
PRIOR TO THE EXPIRATION OF THE OFFER.

The Exchange Agent for the Exchange Offer is:

THE BANK OF NEW YORK

By Registered Mail, Hand Delivery or Overnight Courier:

The Bank of New York

Lower Ground Floor
30 Cannon Street,
London
EC4M 6XH
Attention: Julie McCarthy
By Facsimile:
011 44 207 964-6369 or
011 44 207 964-7294
Confirm by Telephone:
011 44 207 964-6513

      DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN (THE “INSTRUCTIONS”) SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

      Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

      This Letter of Transmittal is to be completed by holders of Outstanding Notes (as defined below) either if Outstanding Notes are to be forwarded herewith or if tenders of Outstanding Notes are to be made by book-entry transfer to an account maintained by The Bank of New York (the “Exchange Agent”) at Euroclear Bank S.A./N.V. or Clearstream Banking, S.A. (the “Book-Entry Transfer Facility”) pursuant to the procedures set forth in “The Exchange Offer — Procedures for Tendering Outstanding Notes” in the Prospectus.

      Holders of Outstanding Notes whose certificates (the “Certificates”) for such Outstanding Notes are not immediately available or who cannot deliver their Certificates, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, may tender their Outstanding Notes according to the guaranteed delivery procedures set forth in “The Exchange Offer — Procedures for Tendering Outstanding Notes — Guaranteed Delivery” in the Prospectus.

      DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

      List below the Outstanding Notes of which you are a holder. If the space provided below is inadequate, list the certificate numbers and principal amount on a separate signed schedule and attach that schedule to this Letter of Transmittal. See Instruction 3.

All Tendering Holders Complete this Box:

DESCRIPTION OF OUTSTANDING NOTES TENDERED

NAME(S) AND			PRINCIPAL AMOUNT
ADDRESS(ES) OF	CERTIFICATE NUMBER(S)*	PRINCIPAL AMOUNT	TENDERED**
REGISTERED HOLDER	(ATTACH ADDITIONAL LIST	(ATTACH ADDITIONAL LIST	(ATTACH ADDITIONAL LIST
(FILL IN, IF BLANK)	IF NECESSARY)	IF NECESSARY)	IF NECESSARY)

		€	€

	Total Amount Tendered	€	€

*	Need not be completed by book-entry holders. Such holders should check the appropriate box below and provide the requested information.

**	Need not be completed if tendering for exchange all Outstanding Notes held. Outstanding Notes may be tendered in whole or in part in an integral multiple of €1,000 principal amount. All Outstanding Notes held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.

(BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY.

SEE INSTRUCTION 1)

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Book-Entry Transfer Facility Account Number:

Transaction Code Number:

☐	CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Notice of Guaranteed Delivery:

Institution Which Guaranteed Delivery:

          If Guaranteed Delivery is to be made by book-entry transfer:

Name of Tendering Institution:

Book-Entry Transfer Facility Account Number:

Transaction Code Number:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED OUTSTANDING NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

Telephone Number and Contact Person:

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      The undersigned hereby tenders to Vivendi Universal S.A., a société anonyme organized under the laws of the Republic of France (the “Company”), the above described principal amount of the Company’s unregistered and outstanding €500,000,000 6.25% Senior Notes due 2008, (the “Outstanding Notes”), in exchange for a like principal amount of the Company’s €500,000,000 6.25% Senior Notes due 2008 (the “Exchange Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), upon the terms and subject to the conditions set forth in the prospectus dated , 2003 (as the same may be amended or supplemented from time to time, the “Prospectus”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the “Exchange Offer”). This Letter of Transmittal does not relate to the Company’s $975,000,000 6.25% Senior Notes due 2008. Holders of dollar-denominated notes will receive a separate Letter of Transmittal relating to those dollar-denominated notes and, accordingly, should not list their dollar-denominated notes on this Letter of Transmittal.

      Subject to and effective upon the acceptance for exchange of all or any portion of the Outstanding Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Outstanding Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer and as Trustee under the Indenture for the Outstanding Notes and the Exchange Notes) with respect to the tendered Outstanding Notes, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to: (i) deliver Certificates for such Outstanding Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned’s agent, of the Exchange Notes to be issued in exchange for such Outstanding Notes; (ii) present Certificates for such Outstanding Notes for transfer, and to transfer such Outstanding Notes on the account books maintained by the Book-Entry Transfer Facility and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the terms and conditions of the Exchange Offer.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Outstanding Notes tendered hereby and that, when the same are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Outstanding Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, sale, assignment and transfer of the Outstanding Notes tendered hereby. The undersigned has read and agrees to all of the terms of the Exchange Offer.

      The name(s) and address(es) of the registered holder(s) of the Outstanding Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Outstanding Notes. The Certificate number(s) and amount of Outstanding Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above. If any tendered Outstanding Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Outstanding Notes than are tendered or accepted for exchange, Certificates for such unexchanged or untendered Outstanding Notes will be returned (or, in the case of Outstanding Notes tendered by book-entry transfer, such Outstanding Notes will be credited to an account maintained at the Book-Entry Transfer Facility), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer. The undersigned understands that tenders of Outstanding Notes pursuant to any one of the procedures described in “The Exchange Offer — Procedures for Tendering Outstanding Notes” in the Prospectus and in the Instructions herein will, upon the Company’s acceptance for exchange of such tendered Outstanding Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Outstanding Notes tendered hereby. Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Outstanding Notes, be credited to the account at the Book-Entry Transfer Facility indicated above in the box entitled “Description of Outstanding Notes. “If applicable, substitute Certificates representing Outstanding Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Outstanding Notes, will be credited to the account at the Book-Entry Transfer Facility indicated above. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please deliver Exchange Notes to the undersigned at the address shown below the undersigned’s signature.

      By tendering Outstanding Notes and executing this Letter of Transmittal, the undersigned hereby represents and agrees that: (i) the undersigned is not an “affiliate” of the Company (within the meaning of Rule 405 under the Securities Act), or if the undersigned is an affiliate, the undersigned will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable; (ii) any Exchange Notes to be received by the undersigned are being acquired in the ordinary course of its business; and (iii) the undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of Exchange Notes to be received in the Exchange Offer. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes.

      If the undersigned is a broker-dealer, by tendering Outstanding Notes and executing this Letter of Transmittal, the undersigned represents and agrees that such Outstanding Notes were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. The Company has agreed that it will make the Prospectus available to any participating broker-dealer in connection with any such resale for at least 180 days after the Expiration Date.

      All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus and in the Instructions contained in this Letter of Transmittal, this tender is irrevocable.

PLEASE SIGN HERE

(TO BE COMPLETED BY ALL TENDERING HOLDERS)
(In addition, complete accompanying Substitute Form W-9)

Dated , 2003:

Dated , 2003:
Signature(s) of Owner(s)

      This Letter of Transmittal must be signed by the registered holder(s) exactly as their name(s) appear(s) on the Certificate(s) for the Outstanding Notes, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Outstanding Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then please set forth full title. See Instructions 2 and 5.

Name(s):
(Please Type or Print)
Capacity:
Address:
(Including Zip Code)
Area Code and Telephone Number:
Tax Identification or Social Security Number(s):

SIGNATURE GUARANTEE

(If required by Instructions 2 and 5)

      Signatures Guaranteed by an Eligible Institution:

________________________________________________________________________________

(Authorized Signature)

________________________________________________________________________________

(Title)

________________________________________________________________________________

(Name of Firm)

________________________________________________________________________________

(Address and Telephone Number)
Dated:                    , 2003
Medallion Guarantee Stamp: ___________________________________________________________________________

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 2, 5 and 6)

   To be completed ONLY if Certificates for Outstanding Notes not exchanged and/or Exchange Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above.

   Issue Exchange Notes and/or Outstanding Notes to:

Name(s):

(Please Type or Print)

Address:

Telephone Number:

Tax Identification or Social Security Number(s):

(Complete Substitute Form W-9)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 2, 5 and 6)

   To be completed ONLY if Certificates for Outstanding Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above or to such person or persons at an address other than shown in the box above entitled “Description of Outstanding Notes.”

   Deliver Exchange Notes and/or Outstanding Notes to:

Name(s):

(Please Type or Print)

Address:

Telephone Number:

Tax Identification or Social Security Number(s):

      IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATE(S) FOR OUTSTANDING NOTES AND ANY OTHER DOCUMENTS REQUIRED) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., LONDON TIME (12:00 P.M., NEW YORK CITY TIME), ON THE EXPIRATION DATE.

INSTRUCTIONS TO LETTER OF TRANSMITTAL

(FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER)

1.	Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.

      This Letter of Transmittal is to be completed either if: (i) Certificates are to be forwarded herewith or (ii) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in “The Exchange Offer — Procedures for Tendering Outstanding Notes — Book-Entry Transfer” in the Prospectus and an Agent’s Message (as defined below) is not delivered. Certificates, or timely confirmation of a book-entry transfer of such Outstanding Notes into the Exchange Agent’s account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent’s Message in lieu of this Letter of Transmittal. The term “Agent’s Message” means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgement from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by the Letter of Transmittal and that the Company may enforce the Letter of Transmittal against such participant. The term “book-entry confirmation” means a timely confirmation of book-entry transfer of Outstanding Notes into the Exchange Agent’s account at the Book-Entry Transfer Facility. Outstanding Notes may be tendered in whole or in part in integral multiples of €1,000 principal amount at maturity.

      Holders who wish to tender their Outstanding Notes and: (i) whose Certificates for such Outstanding Notes are not immediately available; (ii) who cannot deliver their Certificates, this Letter of Transmittal and all other required documents to the Exchange Agent prior to the Expiration Date; or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Outstanding Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer — Procedures for Tendering Outstanding Notes — Guaranteed Delivery” in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form accompanying this Letter of Transmittal, must be received by the Exchange Agent prior to the Expiration Date; and (iii) the Certificates (or a book-entry confirmation) representing all tendered Outstanding Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, or an Agent’s Message, in the case of a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in “The Exchange Offer — Procedures for Tendering Outstanding Notes — Guaranteed Delivery” in the Prospectus.

      The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery. For Outstanding Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, “Eligible Institution” means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as “an eligible guarantor institution,” including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association. The method of delivery of Certificates for Outstanding Notes, this Letter of Transmittal and all other required documents is at the option and sole risk of the tendering holder, and delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery to the Exchange Agent and proper insurance should be obtained. No Letter of Transmittal or Certificates for Outstanding Notes should be sent to the Company. Holders may request their respective brokers, dealers, commercial banks, trust companies or nominees to effect these transactions for such holders.

      The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

2.	Guarantee of Signatures.

      No signature guarantee on this Letter of Transmittal is required if: (i) this Letter of Transmittal is signed by the registered holder (which shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Outstanding Notes) of Outstanding Notes tendered herewith, unless such holder has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” above; or (ii) such Outstanding Notes are tendered for the account of a firm that is an Eligible Institution. In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

3.	Inadequate Space.

      If the space provided in the box captioned “Description of Outstanding Notes Tendered” is inadequate, the Certificate number(s) and/or the principal amount of Outstanding Notes and any other required information should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4.	Partial Tenders and Withdrawal Rights.

      Tenders of Outstanding Notes will be accepted only in integral multiples of €1,000 stated principal amount at maturity. If less than all the Outstanding Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Outstanding Notes which are to be tendered in the “Principal Amount Tendered” column in the box entitled “Description of Outstanding Notes Tendered.” In such case, new Certificate(s) for the remainder of the Outstanding Notes that were evidenced by the old Certificate(s) will be sent to the tendering holder (unless the appropriate boxes on this Letter of Transmittal are completed) promptly after the Expiration Date. All Outstanding Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

      Except as otherwise provided herein, tenders of Outstanding Notes pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date. In order for a withdrawal to be effective, a written, telegraphic or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at its address set forth above prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Outstanding Notes to be withdrawn, the aggregate principal amount of Outstanding Notes to be withdrawn, and if Certificates for such Outstanding Notes have been tendered, the name of the registered holder of the Outstanding Notes as set forth on the Certificate(s), if different from that of the person who tendered such Outstanding Notes. If Certificates for Outstanding Notes have been delivered or otherwise identified to the Exchange Agent, the notice of withdrawal must specify the serial numbers on the particular Certificates for the Outstanding Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Outstanding Notes tendered for the account of an Eligible Institution. If Outstanding Notes have been tendered pursuant to the procedures for book-entry transfer set forth in “The Exchange Offer — Procedures for Tendering Outstanding Notes — Book-Entry Transfer” in the Prospectus, the notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawal of Outstanding Notes and must otherwise comply with the procedures of the Book-Entry Transfer Facility. Withdrawals of tenders of Outstanding Notes may not be rescinded. Outstanding Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time prior to the Expiration Date by following any of the procedures set forth in “The Exchange Offer — Procedures for Tendering Outstanding Notes” in the Prospectus.

      All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. Neither the Company, any affiliates of the Company, the Exchange Agent nor any other person shall be under any duty to give any notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Outstanding Notes which have been tendered but which are withdrawn will be returned to the holder thereof promptly after withdrawal.

5.	Signatures on Letter of Transmittal, Assignments and Endorsements.

      If this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) or on a security position listing, without alteration, enlargement or any change whatsoever. If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Outstanding Notes are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof or Agent’s Messages in lieu thereof) as there are names in which Certificates are registered. If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company, in its sole discretion, of such persons’ authority to so act.

      When this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless Exchange Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Outstanding Notes listed and transmitted hereby, the Certificate(s) must be endorsed or accompanied by appropriate bond power(s), signed exactly as the name(s) of the registered owner(s) appear(s) on the Certificate(s), and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trustee for the Outstanding Notes may require in accordance with the restrictions on transfer applicable to the Outstanding Notes. Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

6.	Special Issuance or Delivery Instructions.

      If Exchange Notes or Certificates for Outstanding Notes not exchanged are to be issued in the name of a person other than the signer of this Letter of Transmittal, or are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. In the case of issuance in a different name, the taxpayer identification number of the person named must also be indicated. Holders tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate. If no such instructions are given, Outstanding Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at the Book-Entry Transfer Facility.

7.	Irregularities.

      The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Outstanding Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right, in its sole and absolute discretion, to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in “The Exchange Offer — Conditions to the Exchange Offer” in the Prospectus or any defect or irregularity in any tender of Outstanding Notes of any particular holder whether or not similar defects or irregularities are waived in the case of other holders. The Company’s interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Outstanding Notes will be deemed to have been validly made until all defects or irregularities with respect to such tender have been cured or waived. Neither the Company, any affiliates or assigns of the Company, the Exchange Agent, or any other person shall be under any duty to give any notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification.

8.	Questions, Requests for Assistance and Additional Copies.

      Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth above. Additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

9.	Backup Withholding; Substitute Form W-9.

      Under the federal income tax laws, payments that may be made by the Company on account of Exchange Notes may be subject to backup withholding at the rate of 30% in 2002 and 2003 and 29% thereafter. In order to avoid backup withholding, each tendering holder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and either (a) provide the correct taxpayer identification number (“TIN”) and certify, under penalties of perjury, that the TIN provided is correct and that (i) the holder has not been notified by the Internal Revenue Service (the “IRS”) that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write “Applied For” in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If “Applied For” is written in Part I, the Company (or the paying agent under the Indenture governing the Exchange Notes) will retain a percentage (equal to the applicable backup withholding rate — either 30% or 29%) of payments made to the tendering holder during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent or the Company with its TIN within 60-days after the date of the Substitute Form W-9, the Company (or the paying agent) will remit such amounts retained during the 60-day period to the holder and no further amounts will be retained or withheld from payments made to the holder thereafter. If, however, the holder does not provide the Exchange Agent or the Company with its TIN within such 60-day period, the Company (or the paying agent) will remit such previously retained amounts to the IRS as backup withholding and, until a correct TIN is provided, will backup withhold (at the applicable rate) on all payments made thereafter. In general, if a holder is an individual, the taxpayer identification number is that individual’s Social Security Number. If the Exchange Agent or the Company is not provided with the correct taxpayer identification number, the holder may be subject to a $50 penalty imposed by the IRS. Certain holders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such holder must submit to the Exchange Agent or the Company the appropriate IRS Form W-8, signed under penalties of perjury, attesting to that individual’s exempt status. Such forms can be obtained from the Exchange Agent upon request. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Outstanding Notes are registered in more than one name), consult the guidelines included in the Request for Taxpayer Identification Number and Certification on Form W-9. You may obtain a copy of this document at the IRS’ website at www.irs.gov.

      Failure to complete the Substitute Form W-9 will not, by itself, cause Outstanding Notes to be deemed invalidly tendered, but may require the Company (or the paying agent) to withhold (at the applicable rate) from any payments made on account of the Exchange Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

10.	Mutilated, Lost, Destroyed or Stolen Certificates.

      If any Certificate(s) representing Outstanding Notes has been mutilated, lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, destroyed or stolen Certificate(s) have been followed.

11.	Security Transfer Taxes.

      Holders who tender their Outstanding Notes for exchange will not be obligated to pay any transfer taxes in connection therewith, except that if Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Outstanding Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such transfer tax or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer tax will be billed directly to such tendering holder. IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF), TOGETHER WITH CERTIFICATES REPRESENTING TENDERED OUTSTANDING NOTES OR A BOOK ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

TO BE COMPLETED BY ALL TENDERING HOLDERS

(See Instruction 9)

PAYOR’S NAME:

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payor’s Request for Taxpayer Identification Number (“TIN”) and Certification	Part I — Taxpayer Identification Number Enter your taxpayer identification number in the appropriate box. For most individuals, this is your Social Security Number. If you do not have a number, see how to obtain a “TIN” in the guidelines included in the Request for Taxpayer Identification Number and Certification on Form W-9.* NOTE: If the account is in more than one name, see the chart on page 2 of the guidelines referred to above to determine what number to give.	Social Security Number OR Employer Identification Number:

Part II — For Payees Exempt from Backup Withholding (see guidelines referred to above) CERTIFICATION — UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
(1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and

(2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding.

Signature:

Date:

Certification Guidelines —

You must cross out Item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item (2).

* You may obtain a copy of this document at the IRS’ website at www.irs.gov.

CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

          I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payer, a percentage (equal to the applicable backup withholding rate — either 30% or 29%) of all payments made to me on account of the Exchange Notes shall be retained until I provide a Taxpayer Identification Number to the payer and that, if I do not provide my Taxpayer Identification Number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as a backup withholding and a percentage (equal to the applicable backup withholding rate — either 30% or 29%) of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a Taxpayer Identification Number.

Signature:

Date:

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE EXCHANGE NOTES. PLEASE REVIEW THE GUIDELINES INCLUDED IN THE REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION ON FORM W-9 FOR ADDITIONAL DETAILS.